Virtus Opportunities Trust (the “Trust”)

Supplement dated May 26, 2016 to the Statement of Additional Information, dated

January 28, 2016, as supplemented

Important Notice to Investors

Amendment of Fundamental Investment Restriction Regarding Lending for Virtus Foreign
Opportunities Fund and Virtus Multi-Sector Short Term Bond Fund

On May 19, 2016 a Special Meeting of Shareholders was held , at which the shareholders of Virtus Foreign Opportunities Fund and Virtus Multi-Sector Short Term Bond Fund approved a proposal to amend the investment restriction regarding lending. Accordingly, the funds’ fundamental investment restriction relating to loans is replaced as indicated below:

Old Fundamental Restriction	New Fundamental Restriction
The funds may not make loans, except that the funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.	The funds may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

MANAGEMENT OF THE TRUST

Each of Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien, John R. Mallin and Hassell H. McClellan was elected to the Board of Trustees of the Trust as a new Independent Trustee (as defined in the Investment Company Act of 1940, as amended). Accordingly, effective May 26, 2016, the disclosure below is hereby added to the SAIs, under the heading, “Independent Trustees,” beginning on page 76 of the SAI

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945	Served since 2016.	61	Retired.

Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2005), VALIC Company Funds (49 portfolios); and Director (since 2010), D’Youville Senior Care Center.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1961	Served since 2016.	65	Retired.

Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios); Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Gelfenbien, Roger A. YOB: 1943	Served since 2016.	61	Retired.

Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).

Mallin, John R. YOB: 1950	Served since 2016.	61	Partner/ Attorney (since 2003), McCarter & English LLP Real Property Practice Group.

Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios); Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Member (since 2014), Counselors of Real Estate.

McClellan, Hassell H. YOB: 1945	Served since 2015.	61	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.

Trustee, (since 2000), John Hancock Fund Complex (collectively, 228 portfolios); Trustee (since 2008), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios).

Additionally, George R. Aylward was elected to the Board of Trustees as an Interested Trustee (as defined in the Investment Company Act of 1940, as amended). Mr. Aylward has been serving as an Interested Trustee of the Trust since 2006, having been appointed to the Board of the Trust at that time. Therefore, the disclosure regarding Mr. Aylward in each SAI is unchanged.

Investors should retain this supplement with the Statement of Additional Information for future reference.

VOT 8020 SAI-InvRes&Trustees (5/2016)